Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended March 31, 2013

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	30
Equity Investments – Operating Summary	31
Consolidated Debt Summary	32
Equity Investments Debt Summary	33
Lease Expiration Summary	35
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	36
Supplemental Definitions	37
Investor Information	39

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	March 31,	December 31	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
ASSETS
Investments in real estate, at cost
Land	$60,616	$43,252	$37,177	$39,575	$36,495
Buildings and improvements	395,716	378,737	344,289	350,243	328,556
	456,332	421,989	381,466	389,818	365,051
Less: accumulated depreciation	(52,412)	(51,553)	(48,618)	(49,818)	(47,071)
Investments in real estate, net	403,920	370,436	332,848	340,000	317,980

Cash and cash equivalents	131,448	97,682	159,251	43,959	79,526
Restricted cash held in escrows	15,821	13,250	15,273	10,678	8,549
Loans receivable, net	130,212	211,250	138,001	123,872	116,399
Accounts receivable, net of allowances of $458, $374,
$513, $397 and $512, respectively	4,902	7,353	4,910	5,986	5,920
Accrued rental income	16,761	13,770	13,467	13,281	12,251
Securities carried at fair value	12,220	19,694	37,191	34,079	33,700
Loan securities carried at fair value	11	11	5,756	5,385	5,473
Preferred equity investments	12,358	12,250	5,500	5,500	1,500
Equity investments	134,224	134,859	115,299	146,221	152,148
Lease intangibles, net	52,439	37,744	34,883	34,678	35,644
Deferred financing costs, net	4,755	4,864	4,558	1,081	1,088
TOTAL ASSETS	$919,071	$923,163	$866,937	$764,720	$770,178

LIABILITIES
Mortgage loans payable	$278,824	$280,576	$238,097	$229,891	$230,257
Senior notes payable	86,250	86,250	86,250	-	-
Secured Financings	42,803	52,920	29,150	29,150	29,150
Notes payable	1,660	1,676	-	-	-
Revolving line of credit	-	-	-	-	-
Accounts payable and accrued liabilities	22,546	23,720	19,724	16,696	14,672
Dividends payable	8,154	5,366	8,161	5,373	5,371
Deferred income	1,472	1,136	758	1,010	464
Below market lease intangibles, net	2,684	2,255	2,423	2,602	2,782
TOTAL LIABILITIES	444,393	453,899	384,563	284,722	282,696

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at Mar 31, 2013 Dec 31, Sept 30, June 30, and Mar 31, 2012.	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized;
33,128,853, 33,018,711, 33,077,047, 33,066,280, and 33,053,502 issued and outstanding at Mar 31, 2013, Dec 31, Sept 30, June 30, and Mar 31, 2012, respectively	33,029	33,019	33,077	33,066	33,053
Additional paid-in capital	618,626	618,426	617,837	617,862	623,284
Accumulated distributions in excess of net income	(311,793)	(317,385)	(307,144)	(314,091)	(309,289)
Accumulated other comprehensive loss	(51)	(50)	(165)	(149)	(124)
Total Winthrop Realty Trust Shareholders’ Equity	460,311	454,510	464,105	457,188	467,424
Non-controlling interests	14,367	14,754	18,269	22,810	20,058
Total Equity	474,678	469,264	482,374	479,998	487,482
TOTAL LIABILITIES AND EQUITY	$919,071	$923,163	$866,937	$764,720	$770,178

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2013	2012
Revenue
Rents and reimbursements	$15,179	$11,793
Interest, dividends and discount accretion	5,320	5,518
	20,499	17,311
Expenses
Property operating	4,930	4,331
Real estate taxes	946	1,192
Depreciation and amortization	5,174	3,537
Interest	6,032	3,724
General and administrative	847	883
Related party fees	2,266	2,027
Transaction costs	6	121
State and local taxes	17	6
	20,218	15,821
Other income (loss)
Equity in income of equity investments	7,869	424
Earnings from preferred equity investments	202	-
Realized gain (loss) on sale of securities carried at fair value	(102)	26
Unrealized gain on securities carried at fair value	1,718	4,932
Unrealized gain on loan securities carried at fair value	-	164
Interest income	70	101
	9,757	5,647
Income from continuing operations	10,038	7,137
Discontinued operations
Income from discontinued operations	2,913	215
Consolidated net income	12,951	7,352
Net loss attributable to non-controlling interest	795	901
Net income attributable to Winthrop Realty Trust	13,746	8,253
Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
Net income attributable to Common Shares	$10,957	$7,328
Per Common Share data - Basic
Income from continuing operations	$0.24	$0.22
Income from discontinued operations	0.09	-
Net income attributable to Winthrop Realty Trust	$0.33	$0.22
Per Common Share data - Diluted
Income from continuing operations	$0.24	$0.22
Income from discontinued operations	0.09	-
Net income attributable to Winthrop Realty Trust	$0.33	$0.22

Basic Weighted-Average Common Shares	33,027	33,052
Diluted Weighted-Average Common Shares	33,080	33,052
Comprehensive income
Consolidated net income	$12,951	$7,352
Change in unrealized loss on interest rate derivative	(1)	(32)
Consolidated comprehensive income	12,950	7,320

Net loss attributable to non-controlling interest	795	901
Comprehensive loss attributable to non-controlling interest	795	901
Comprehensive income attributable to Winthrop Realty Trust	$13,745	$8,221

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Revenue
Rents and reimbursements	$15,179	$12,869	$13,049	$12,524	$11,793
Interest, dividends and discount accretion	5,320	6,105	3,722	5,778	5,518
	20,499	18,974	16,771	18,302	17,311
Expenses
Property operating	4,930	4,120	3,615	3,550	4,331
Real estate taxes	946	1,250	1,235	956	1,192
Depreciation and amortization	5,174	4,695	4,743	4,294	3,537
Interest	6,032	6,056	4,430	3,447	3,724
Impairment loss on investment in real estate	-	2,562	-	-	-
General and administrative	3,113	3,412	3,098	3,081	2,910
Transaction costs	6	87	30	183	121
State and local taxes	17	21	65	142	6
	20,218	22,203	17,216	15,653	15,821
Other income (loss)
Equity in income (loss) of equity investments	7,869	792	12,809	818	424
Earnings (loss) from preferred equity investments	202	-	-	-	-
Realized gain (loss) on sale of securities carried at fair value	(102)	-	-	15	26
Unrealized gain (loss) on securities carried at fair value	1,718	(338)	3,113	(791)	4,932
(Loss)Gain on extinguishment of debt, net	-	(121)	-	-	-
Realized gain on loan securities carried at fair value	-	614	-	-	-
Unrealized gain (loss) on loan securities carried at fair value	-	-	371	(88)	164
Interest and other income	70	266	242	89	101
	9,757	1,213	16,535	43	5,647

Income (loss) from continuing operations	10,038	(2,016)	16,090	2,692	7,137

Discontinued operations
Income (loss) from discontinued operations	2,913	116	(43)	193	215

Consolidated net income (loss)	12,951	(1,900)	16,047	2,885	7,352
(Income) loss attributable to non-controlling interest	795	(188)	(939)	473	901
Net income (loss) attributable to Winthrop Realty Trust	13,746	(2,088)	15,108	3,358	8,253
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)	(2,786)	(2,787)	(925)
Amount allocated to restricted shares	(2)	-	-	-	-
Net income (loss) attributable to Common Shares	$10,957	$(4,875)	$12,322	$571	$7,328

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Per Common Share data - Basic
Income (loss) from continuing operations	$0.24	$(0.16)	$0.38	$0.02	$0.22
Income (loss) from discontinued operations	0.09	0.01	(0.01)	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.33	$(0.15)	$0.37	$0.02	$0.22

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.24	$(0.16)	$0.38	$0.02	$0.22
Income (loss) from discontinued operations	0.09	0.01	(0.01)	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.33	$(0.15)	$0.37	$0.02	$0.22

Basic Weighted-Average Common Shares	33,027	33,056	33,075	33,064	33,052
Diluted Weighted-Average Common Shares	33,080	33,056	33,076	33,064	33,052

Comprehensive income (loss)
Consolidated net income (loss)	$12,951	$(1,900)	$16,047	$2,885	$7,352
Change in unrealized gain (loss) on interest rate derivative	(1)	115	(16)	(25)	(32)
Comprehensive income (loss)	$12,950	$(1,785)	$16,031	$2,860	$7,320

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three months ended March 31, 2013 and 2012:

	Three Months Ended
	March 31,
	2013	2012
Basic
Net income attributable to Winthrop Realty Trust	$13,746	$8,253
Real estate depreciation	3,263	2,515
Amortization of capitalized leasing costs	1,977	1,204
Trust's share of real estate depreciation and amortization of unconsolidated interests	2,623	3,662
Gain on sale of real estate	(2,775)	-
Loss on sale of equity investments	110	46
Less: Non-controlling interest share of depreciation and amortization	(243)	(732)
Funds from operations attributable to the Trust	18,701	14,948
Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
FFO applicable to Common Shares - Basic	$15,912	$14,023
Weighted-average Common Shares	33,027	33,052
FFO Per Common Share - Basic	$0.48	$0.42

Diluted
Funds from operations attributable to the Trust	$18,701	$14,948
Preferred dividend of Series D Preferred Shares	(2,787)	(925)
Amount allocated to restricted shares	(2)	-
FFO applicable to Common Shares	$15,912	$14,023

Weighted-average Common Shares	33,027	33,052
Stock options	2	-
Restricted shares	51	-
Diluted weighted-average Common Shares	33,080	33,052
FFO Per Common Share - Diluted	$0.48	$0.42

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Basic
Net income (loss) attributable to Winthrop Realty Trust	$13,746	$(2,088)	$15,108	$3,358	$8,253
Real estate depreciation	3,263	3,116	2,903	2,747	2,515
Amortization of capitalized leasing costs	1,977	1,679	2,169	1,732	1,204
(Gain) loss on sale of real estate	(2,775)	-	(945)	-	-
Gain on sale of equity investments	110	73	(165)	(152)	46
Real estate depreciation and amortization of
unconsolidated interests	2,623	2,860	2,976	3,992	3,662
Impairment loss on investments in real estate	-	2,562	698	-	-
Less: Non-controlling interest share
of depreciation and amortization	(243)	(686)	(699)	(713)	(732)
Funds from operations	18,701	7,516	22,045	10,964	14,948
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)	(2,786)	(2,787)	(925)
Amount allocated to restricted shares	(2)	-	-	-	-
FFO applicable to Common Shares - Basic	$15,912	$4,729	$19,259	$8,177	$14,023
Weighted-average Common Shares	33,037	33,056	33,075	33,064	33,052
FFO Per Common Share - Basic	$0.48	$0.14	$0.58	$0.25	$0.42

Diluted
Funds from operations	$18,701	$7,516	$22,045	$10,964	$14,948
Preferred dividend of Series D Preferred Shares	(2,787)	(2,787)	(2,786)	(2,787)	(925)
Amount allocated to restricted shares	(2)	-	-	-	-
FFO applicable to Common Shares	$15,912	$4,729	$19,259	$8,177	$14,023

Weighted-average Common Shares	33,027	33,056	33,075	33,064	33,052
Stock options	2	-	1	-	-
Restricted shares	51	-	-	-	-
Diluted weighted-average Common Shares	33,080	33,056	33,076	33,064	33,052
FFO Per Common Share - Diluted	$0.48	$0.14	$0.58	$0.25	$0.42

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11
Cash, accounts payable and dividends payable:	Trust O wnership	Carrying Amount	Matched Debt	Estimated NAV Range

Cash and cash equivalents and restricted cash	100%	$147,269	$-	$147,269	to	$147,269
Accounts payable and dividends payable	100%	30,700	-	(30,700)	to	(30,700)
Subtotal - Corporate Segment Estimated Net Asset Value Range				116,569	to	116,569

		Fair Value
	Trust	Carrying
REIT Securities:	O wnership	Amount	Matched Debt	Estimated NAV Range

REIT Common shares	100%	$12,220	$-	$12,220	to	$12,220
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				12,220	to	12,220

		Par Value
	Trust	Plus Accrued
Loans:	O wnership	Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity
Investments, with Expected Repayment
WBCMT Series 2007 T ranche L - CMBS	100%	$1,130	$-	$-	to	$1,130	[1	]
Mentor Building - Whole Loan	100%	2,512	-	2,512	to	2,512	[1	]
MetroT ech Brooklyn -Whole Loan	33%	40,000	-	13,200	to	13,200	[1	]
Hotel Wales - Whole Loan	100%	20,101	14,000	6,101	to	6,101	[1	]
Legacy Orchard - Corporate Loan	100%	9,750	-	9,750	to	9,750	[1	]
Rennaisance - Mezzanine Loan	100%	3,000	-	3,000	to	3,000	[1	]
San Marbeya - Whole Loan	100%	29,903	15,150	14,753	to	14,753	[1	]
Rockwell - Mezzanine Loan	100%	1,503	-	180	to	1,503	[1	]
500-512 Seventh Ave - B Note	100%	11,123	-	11,123	to	11,123	[1	]
Wellington T ower - Mezzanine Loan	100%	3,515	-	3,515	to	3,515	[1	]
Churchill-Whole Loan	100%	687	-	-	to	687	[1	]
4545 East Shea Blvd-Whole Loan	100%	2,273	-	2,273	to	2,273	[1	]
Pinnacle II	100%	5,138	-	5,138	to	5,138	[1	]
T he Shops at Wailea	100%	7,698	-	7,698	to	7,698	[1	]
Poipu Shopping Village	100%	2,859	-	2,859	to	2,859	[1	]
Queensridge	100%	28,976	13,653	15,323	to	15,323	[1	]
Playa Vista	100%	10,323		10,323	to	10,323

T otal Estimated Value of Loans with Expected Repayment				107,748	to	110,888

		Par Value
Trust		Plus Accrued
O wnership		Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity
Investments, with Potential Equity Participation

Stamford Office - Mezzanine	20%	47,077	-	9,415	to	9,415	[2	]

T otal Estimated Value of Loans with Potential Equity				9,415	to	9,415

Debt Platforms
Conord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	12,000	to	15,000	[3	]
RE CDO	50%	N/A	N/A	500	to	1,000	[4	]
T otal Estimated Value of Debt Platforms				12,500	to	16,000
Subtotal - Loan Segment Estimated Net Asset Value Range				129,663	to	136,303

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.  (Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner- ship	Type	Square Feet/ Units	Three Mos Ended March 31, 2013 NOI Annualized	Adjust- ments			Adjusted NOI [17]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance		Estimated NAV Range
Operating Properties
Deer Valley, AZ	100%	Office	82,000	$1,526	$134	[5	]	$1,660	8.74%	to	8.30%	$19,000	to	$20,000	$-		$19,000	to	$20,000
Englewood, CO
(Crossroads I)	100%	Office	118,000	757	343	[5	]	1,100	8.00%	to	7.00%	13,750	to	15,714	-		13,750	to	15,714
Englewood, CO
(Crossroads II)	100%	Office	118,000	409	542	[5	]	951	8.00%	to	7.00%	11,888	to	13,586	-		11,888	to	13,586
Meriden, CT
(Newbury Apartments)	100%	Multi-Family	180 Units	1,404				1,404	5.40%	to	5.10%	26,000	to	27,529	21,000		5,000	to	6,529
Atlanta, GA	100%	Retail	61,000	259				259	13.00%	to	12.00%	1,992	to	2,158	-		1,992	to	2,158
Denton, TX	100%	Retail	46,000	220				220	12.75%	to	11.50%	1,725	to	1,913	-		1,725	to	1,913
Greensboro, NC	100%	Retail	46,000	220				220	9.00%	to	8.00%	2,444	to	2,750	-		2,444	to	2,750
Louisville , KY	100%	Retail	47,000	214				214	11.00%	to	10.00%	1,945	to	2,140	-		1,945	to	2,140
Seabrook, TX	100%	Retail	52,000	230				230	9.00%	to	8.00%	2,556	to	2,875	-		2,556	to	2,875
Amherst, NY	100%	Office	200,000	2,411	(603)	[13	]	1,808	8.00%	to	7.00%	18,900	to	22,129	15,103		3,797	to	7,026
Chicago, IL
(One East Erie)	100%	Office	126,000	2,920				2,920	7.50%	to	6.50%	38,933	to	44,923	20,112		18,821	to	24,811
Chicago, IL
(River City )	60%	Office	253,000	1,416				1,416	8.00%	to	7.00%	17,700	to	20,229	8,700		5,400	to	6,917
Houston, TX
(Westheimer)	31%	Office	614,000	5,611	(500)	[7	]	5,111	7.00%	to	6.00%	73,014	to	85,183	50,896		6,857	to	10,629
Lisle, IL
(550 Corporetum)	100%	Office	169,000	1,198				1,198	9.50%	to	8.50%	12,611	to	14,094	5,753		6,858	to	8,341
Lisle, IL
(Arboretum)	100%	Office	67,000	(457)	1,062	[8	]	605	11.00%	to	9.00%	3,500	to	4,722	-		3,500	to	4,722
Lisle, IL
(1050 Corporetum)	60%	Office	54,000	425				425	9.00%	to	8.00%	4,722	to	5,313	5,524		-	to	-
New York, NY	var	Office /Retail	105,000	2,294	3,559	[9	]	5,853	6.00%	to	5.50%	97,550	to	106,418	51,982		24,856	to	27,960	[9	]
Orlando, FL	100%	Office	257,000	3,313				3,313	8.50%	to	7.50%	38,976	to	44,173	37,426		1,550	to	6,747
Plantation, FL	100%	Office	120,000	1,447				1,447	8.00%	to	7.00%	18,088	to	20,671	10,777		7,311	to	9,894
South Burlington, VT	100%	Office	54,000	241	(50)	[6	]	191	11.00%	to	9.00%	1,736	to	2,122	-		1,736	to	2,122
Jacksonville, FL	100%	Warehouse	580,000	847				847	10.00%	to	8.00%	8,470	to	10,588	-		8,470	to	10,588
Churchill, PA
(Westinghouse )	100%	Mixed Use	52,000	711				711	12.00%	to	9.00%	5,925	to	7,900	-		5,925	to	7,667
Memphis, TN
(Waterford Apartments)	100%	Multi-Family	320 Units	1,472				1,472	6.25%	to	6.00%	23,552	to	24,533	13,337		10,215	to	11,196
Cerritos	100%	Office	187,105	1,426	574	[8	]	2,000	8.00%	to	7.00%	24,220	to	27,791	23,000		1,220	to	2,396
Lake Brandt	100%	Multi-Family	284 Units	1,001				1,001	6.50%	to	6.25%	15,400	to	16,016	13,600		1,800	to	2,416
1515 Market Street	89%	Mixed Use	514,000	4,722				4,722	7.50%	to	7.00%	62,960	to	67,457	[10	]	62,960	to	67,457	[10	]

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner- ship	Type	Square Feet/ Units	Three Mos Ended March 31, 2013 NOI Annualized	Adjust- ments			Adjusted Annualized NOI [17]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty

223 West Jackson, Chicago, IL	50%	Office	168,000	1,509	267	[8	]	1,776	8.50%	to	7.50%	18,894	to	21,680	6,918	5,988	to	7,381
4415 West Harrison, Hillside,
IL	50%	Office	192,000	469				469	9.50%	to	8.50%	4,937	to	5,518	4,408	264	to	555
1701 E. Woodfield, Shaumburg,
IL	50%	Office	175,000	1,054	(165)	[14	]	889	9.50%	to	8.50%	9,358	to	10,459	5,470	1,944	to	2,494
2205-55
Enterprise,Westchester, IL	50%	Office	130,000	953				953	9.50%	to	8.50%	10,032	to	11,212	8,916	558	to	1,148

Sealy Venture
		Industrial/
Atlanta, GA (Northwest)	60%	Office	472,000	1,267				1,267	9.00%	to	8.00%	14,078	to	15,838	13,737	204	to	1,260
		Industrial/
Atlanta, GA (Newmarket)	68%	Office	470,000	1,279				1,279	9.00%	to	8.00%	14,211	to	15,988	37,000	-	to	-

Nashville, TN (Airpark)	50%	Industrial/Office 1,155,000		5,660				5,660	9.50%	to	9.00%	59,579	to	62,889	74,000	-	to	-

WRT-Elad / One South State	50%	Retail/Office	942,000	16,407	(2,481)	[11	]	13,926	7.50%	to	6.50%	185,680	to	214,246	106,412	35,476	to	45,474	[11	]

Mentor Retail	50%	Retail	6,571	469				469	8.00%	to	7.00%	5,863	to	6,700	2,497	1,679	to	2,097

Vintage

27 Properties	75%	Multifamily	4,655	23,662				23,662	7.50%	to	7.50%	315,493	to	315,493	252,769	53,741	to	64,199	[12	]
Tacoma Preferred Equity	75%	Multifamily	Under Construction												17,800	1,500	to	1,500	[15	]
Urban Center Preferred Equity	75%	Multifamily	Under Construction												16,400	5,500	to	5,500	[15	]
Quilceda Preferred Equity	75%	Multifamily	Under Construction												21,020	750	to	750	[15	]

Fenway/Wateridge Pavilion	80%	office	62,152	715				715	8.00%	to	7.50%	8,938	to	9,533	-	7,522	to	7,522	[16	]

701 Seventh Ave-Times Sq	75%	Retail/Office	Under Development												375,000	28,971	to	28,971	[15	]

								Subtotal Operating Properties Segment Estimated Value Range								375,673	to	447,406

								All Segments Estimated Net Asset Value Range								634,125	to	712,498
								Outstanding Line of Credit								-	to	-
								Outsanding Senior Notes								(86,250)	to	(86,250)
								Outsanding Series D Preferred								(120,500)	to	(120,500)

								Net Asset Value Attributable to Common Shares								427,375		$505,748

								Outstaning Common Shares								33,029	to	33,029
								Estimate Net Asset Value per Common Share Range								12.94	to	$15.31

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of March 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to March 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

[1]
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans.  Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

[2]	Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any potential additional value derived from equity participation.

[3]
Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based on its estimated recovery of the Concord Debt Holdings assets and gives no value to the equity in the CDO.  Management’s high end range of estimate is based on low end value plus recovery on certain of the assets valued at $0.

[4]	Management based its estimate on the carrying value of the collateral manager and equity of Sorin CDO IV.

[5]	Reflects adjustment made for leases in place which rents are not included in prior quarters’ reported earnings due to either the timing of commencement or rent abatement.

[6]	The adjustment is made to reduce the first quarter NOI for the South Burlington property which was higher than stabilized NOI due to the timing of certain scheduled repairs and maintenance expenses.

[7]
This property is leased to Spectra Energy.  The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($7,974,000 to $8,255,000 annually) through the maturity date of the mortgage debt, then the base rate decreases to $4,260,000 annually, subject to annual increases thereafter up to $5,478,000 annually.  The NOI was adjusted to reflect a future decline in rents.

[8]
Properties are currently in a lease up phase.  Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[9]
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.5% and 6.0% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $4.1 million:

1)	to the Trust until it receives an amount equal to a 10% return;
2)	75% to the Trust , 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5)
either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

[10]
The Trust holds the $71,697,000 first mortgage on the 1515 Market Street property and, pursuant to the modification entered into in February 2013, the Trust is entitled to receive 89% of the profits in excess of the mortgage balance.

[11]
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms and then 70% profits participation by WRT-Elad.  The NOI on this property was adjusted downward to reflect that certain scheduled expenses were not yet incurred.

[12]
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall.  The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;

2)	to the Trust’s joint venture partner until he receives at 12% return;

3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%.  Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

[13]
This property is net leased to Ingram Micro under a lease which was scheduled to expire in October 2013.   The tenant has executed a letter of intent to extend the term and the lease is being finalized.  The adjustment reflects the rental rate per the letter of intent.  The property value has been reduced for the costs of the lease.

[14]	This property has expected lease turnover. Accordingly an adjustment has been made to NOI to reflect the reduction in asset value.

[15]	Asset is in a development stage. NAV represents cash invested by the Trust at March 31, 2013.

[16]
The Trust has a preferred equity position.  Proceeds of a capital transaction are distributed first to the Trust until it receives as a return all of its $7.5 million investment plus a 12% thereon; second to the Trust’s partner, Fenway, until it has received its $1.5 million investment plus a 12% return thereon; and thereafter 60% to Fenway and 40% to the Trust.

[17]	Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

WINTHROP REALTY TRUST
January 1, 2008 – March 31, 2013 Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise liquidated during the five year period beginning January 1, 2008 through March 31, 2013.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

		Initial	Initial
		Investment	Investment	Liquidation
Segment	Property Type	Date	Amount	Date	IRR

REIT Securities
REIT Common shares -LXP	N/A	October-08	$20,416,142	November-09	18. 77%
REIT Common shares -Various	N/A	November-08	4,543,740	Various	24. 57%
REIT P referred shares -Various	N/A	October-08	11,745,739	Various	65. 35%
REIT Bonds -Various	N/A	December-08	25,085,220	Various	21. 70%
REIT Common shares -CDR	N/A	October-11	14,870,211	Various	57. 04%

Loan Assets , Loan Securities & Loan Equity
Investments
Siete Square	Office	June -09	$5,500,000	June -11	15. 98%
160 Spear Street - Whole Loan	Office	June -09	38,318,727	May-12	51. 85%
160 Spear Street - Tenant Im provem ent Loan	Office	December-09	1,200,000	May-12	15. 60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52. 32%
Metropolitan Tow er - B N ote	Office	December-09	6,500,000	April-11	139. 10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17. 35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Tow n - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37. 56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221. 53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8. 79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182. 57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76. 22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33. 58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15. 38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June -11	2,264,770	July-11	4.30%
8 South Michigan- Seller Financing Mezzanine Loan	Office	June -11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June -11	5,759,949	October-11	88. 88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June -11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June -11	17,538,478	May-12	15. 95%
Riverside Plaza - B-Note	Retail	June -10	7,800,000	September-12	12. 57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22. 24%
SoCal Office Portfolio - C-N ote	Office	November-11	71,354,090	September-12	26. 88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13. 22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30. 45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8. 47%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17. 51%

Operating Properties
180 No. Michigan - Preferred / Equity Investment	Office	April-08	$3,923,084	November-12	8.13%

Total/Weighted Average			$421,506,718		32.50%

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities
Net income	$12,951	$7,352
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
of deferred financing costs)	3,403	2,616
Amortization of lease intangibles	2,054	1,178
Straight-line rental income	(177)	(1,446)
Loan discount accretion	(716)	(2,833)
Income from preferred equity investments	(202)	-
Distributions of income from preferred equity investments	94	97
Income of equity investments	(7,869)	(424)
Distributions of income from equity investments	7,822	2,764
Restricted cash held in escrows	1,509	(204)
Loss (gain) on sale of securities carried at fair value	102	(26)
Unrealized gain on securities carried at fair value	(1,718)	(4,932)
Unrealized gain on loan securities carried at fair value	-	(164)
Tenant leasing costs	(156)	(671)
Gain on sale of real estate investments	(2,775)	-
Equity compensation expenses	43	-
Bad debt (recovery) expense	84	(127)
Net change in interest receivable	184	(7)
Net change in accounts receivable	(903)	(452)
Net change in accounts payable and accrued liabilities	(3,669)	(348)
Net cash provided by operating activities	10,061	2,373

Cash flows from investing activities
Investments in real estate	(396)	(2,469)
Investment in equity investments	(13)	(23,835)
Proceeds from sale of investments in real estate	11,425	-
Proceeds from sale of equity investments	26	250
Return of capital distribution from equity investments	669	38,100
Purchase of securities carried at fair value	-	(4,188)
Proceeds from sale of securities carried at fair value	9,090	4,302
Restricted cash held in escrows	716	(4,421)
Issuance and acquisition of loans receivable	(22,314)	(2,521)
Collection of loans receivable	24,287	357
Proceeds from sale of loans receivable	19,318	-
Cash from consolidation of properties	473	-
Net cash provided by investing activities	43,281	5,575
(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Three Months Ended March 31,
	2013	2012
Cash flows from financing activities
Proceeds from mortgage loans payable	-	743
Principal payments of mortgage loans payable	(1,643)	(1,426)
Payment of secured financing	(10,117)	-
Proceeds from issuance of Series D Preferred Shares	-	77,772
Payment of revolving line of credit	-	(40,000)
Restricted cash held in escrows	(2,797)	(10)
Deferred financing costs	(228)	(9)
Contribution from non-controlling interest	535	218
Distribution to non-controlling interest	-	(101)
Purchase of non-controlling interests	(75)	(400)
Issuance of Common Shares under Dividend Reinvestment Plan	115	133
Dividend paid on Common Shares	(5,366)	(5,369)
Dividend paid on Series D Preferred Shares	-	(925)
Net cash (used in) provided by financing activities	(19,576)	30,626
Net increase in cash and cash equivalents	33,766	38,574
Cash and cash equivalents at beginning of period	97,682	40,952
Cash and cash equivalents at end of period	$131,448	$79,526
Supplemental Disclosure of Cash Flow Information

Interest paid	$5,897	$3,721
Taxes paid	$68	$161

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$5,367	$5,371
Dividends accrued on Series D Preferred Shares	$2,787	$-
Capital expenditures accrued	$4,117	$1,583
Transfer from loans receivable	$-	$(2,938)
Transfer from preferred equity	$-	$(3,923)
Transfer to equity investment	$-	$6,861

See Notes to Consolidated Financial Statements.

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Investments in Real Estate
Land	$60,616	$43,252	$37,177	$39,575	$36,495
Buildings and improvements
Buildings	354,311	337,506	311,956	313,398	297,112
Building improvements	17,877	18,908	13,676	20,012	14,830
Furniture and Fixtures	2,579	2,509	2,226	2,176	1,857
Tenant improvements	20,949	19,814	16,431	14,657	14,757
	456,332	421,989	381,466	389,818	365,051
Accumulated depreciation and amortization	(52,412)	(51,553)	(48,618)	(49,818)	(47,071)
Total Investments in Real Estate	$403,920	$370,436	$332,848	$340,000	$317,980

Accounts Receivable
Straight-line rent receivable	$14,403	$13,770	$13,467	$13,281	$12,251
Other	7,260	7,353	4,904	5,986	5,920
Total Accounts Receivable	$21,663	$21,123	$18,371	$19,267	$18,171

Securities Carried at Fair Value
REIT Preferred Shares	$-	$-	$-	$-	$-
REIT Common Shares	12,220	19,694	37,191	34,079	33,700
Total Securities Carried at Fair Value	$12,220	$19,694	$37,191	$34,079	$33,700

Equity Investments
Vintage Housing Holdings (27 Properties)	$31,801	$30,534	$30,083	$30,144	$28,830
Elad / One South State Street (1 Property)	23,447	25,104	24,659	24,716	24,743
Marc Realty Portfolio (4 Properties)	14,662	14,880	21,921	21,768	34,227
10 Metrotech (Office Loan)	10,845	10,845	10,845	56	-
Sealy Ventures Properties (3 Properties)	7,958	8,104	8,904	9,717	10,570
Mack-Cali / Stamford (Office Loan)	8,636	8,501	8,367	8,236	8,097
Concord Debt Holdings	3,953	3,974	4,495	4,529	-
CDH CDO	652	322	3,698	2,978	-
RE-CDO Management	1,098	1,779	1,792	1,794	1,812
Mentor Retail (1 Property)	568	551	523	511	-
So-Cal Office Loan Portfolio (31 Loans)	8	8	12	33,888	34,181
Riverside Plaza (Retail Loan)	-	-	-	7,883	7,883
Lakeside/Eagle	-	-	-	1	5
FII Co-Invest	-	-	-	-	1,800
701 Seventh Avenue	29,038	28,735	-	-	-
Wateridge	1,558	1,522	-	-	-
Total Equity Investments	$134,224	$134,859	$115,299	$146,221	$152,148
Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	-
Vintage at Quilceda	750	750	-	-	-
Wateridge	6,108	6,000	-	-	-
Total Preferred Equity Investments	$12,358	$12,250	$5,500	$5,500	$1,500
Non-Controlling Interests
Westheimer (Houston, TX)	$8,652	$8,903	$11,877	$11,673	$11,316
River City / Marc Realty (Chicago, IL)	3,883	3,857	3,891	3,484	3,404
One East Erie/ Marc Realty (Chicago, IL)	-	-	-	-	480
1050 Corporetum / Marc Realty (Lisle, IL)	56	61	83	110	134
450 West 14th Street (High Line)	1,952	1,912	2,399	3,075	3,725
So-Cal Office Loan Portfolio	-	2	19	4,468	999
HC Cypress	19	19	-	-	-
1515 Market	(195)	-	-	-	-
Total Non-Controlling Interests	$14,367	$14,754	$18,269	$22,810	$20,058

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30 2012	Jun 30, 2012	Mar 31, 2012
Debt
Mortgage loans payable	$278,824	$280,576	$238,097	$229,891	$230,257
Senior notes payable	86,250	86,250	86,250	-	-
Secured financing	42,803	52,920	29,150	29,150	29,150
KeyBank line of credit	-	-	-	-	-
Total Debt	407,877	419,746	353,497	259,041	259,407

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	339,811	334,010	343,605	336,688	346,924
Non-controlling ownership interests	14,367	14,754	18,269	22,810	20,058
Total Equity	474,678	469,264	482,374	479,998	487,482

Total Capitalization	$882,555	$889,010	$835,871	$739,039	$746,889

Common Dividend Per Share
March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

$ 0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	March 31, 2013	Dec 31, 2012	Sept 30, 2012	June 30, 2012	March 31, 2012
Cash and cash equivalents	$131,448	$97,682	$159,251	$43,959	$79,526
Securities carried at fair value	12,220	19,694	37,191	34,079	33,700
Available under line of credit	50,000	50,000	50,000	50,000	50,000
Total Liquidity and Credit Facility	$193,668	$167,376	$246,442	$128,038	$163,226

(1) subject to borrowing base requirements.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
March 31, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 21-22, Consolidated Property Data on pages 25-26, and Equity Investment Property Data on pages 27-29.

Cash	Amount
Cash and cash equivalents	$131,448

REIT Securities	Cost	Fair Value
REIT Common shares	$8,920	$12,220

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. recble)	Par Value		Extended Maturity Date
Hotel Wales	Whole	Hotel	LIBOR +	4.00%	20,000	20,000	20,000		10/05/13
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	11	11	1,130		03/09/14
10 Metrotech -33% Owned Equity Inv(1)	Whole	Office	Fixed	9.00%	32,500	32,500	40,000		08/06/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,100	5,539	7,664		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(2)	10/31/14
Rennaisance	Mezz	Retail/ Multi Fam	LIBOR +	12.00%	3,000	3,000	3,000		01/01/15
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,641	27,177	29,757		01/01/15
Fenway Shea	Whole	Office	Fixed	12.00%	2,250	2,250	2,250		04/05/15
Churchill	Whole	Mixed Use	LIBOR +	3.75%	683	683	683		06/01/15
Queensridge	Whole	Multifamily	LIBOR +	11.50%	28,653	28,653	28,653		11/15/15
Playa Vista	Mezz	Office	LIBOR +	14.25%	10,250	10,250	10,250		01/23/16
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	226	326	1,488		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,240	9,966	11,077		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,600	4,625	5,115		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,895	1,958	2,846		01/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,351	2,705	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17

Loans with Potential Equity Participation

Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$ 40,000	$ 42,953	$ 47,000	(2)	08/06/14

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
See Additional Loan Asset Details on Pages 21 and 22 of Supplement.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (continued)
March 31, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Deer Valley, AZ	100%	Office	82,000	$12,051	$147	$-	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,159	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	11,223	95	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,551	141,950	21,000
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,366	66,769	13,337
Cerritos, CA (Cerritos)	100%	Office	187,000	21,765	116	23,000

Atlanta, GA	100%	Retail	61,000	1,958	$32	$-	(1)
Denton, TX	100%	Retail	46,000	2,119	46	-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,625	98	15,104
Philadelphia, PA (1515 Market)	49%	Office	511,000	43,140	84	71,697	(2)
Chicago, IL (One East Erie)	100%	Office	126,000	26,244	208	20,112
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,775	66	8,700
Houston, TX (Westheimer)	30%	Office	614,000	69,543	113	50,896
Lisle, IL (550 Corporetum)	100%	Office	169,000	22,554	133	5,752
Lisle, IL (Arboretum)	100%	Office	67,000	6,293	94	-
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,256	79	5,524
New York, NY	var	Office / Retail	105,000	60,387	575	51,982
Orlando, FL	100%	Office	257,000	17,290	67	37,426
Plantation, FL	100%	Office	120,000	12,935	108	10,777
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	588,000	12,621	21	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,705	187	-
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,454	64,979	13,600
(1)   These properties collateralize our revolving line of credit.
(2) The Trust holds the debt on this property

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2013
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty (4 Equity Investments)	Var	Office	655,000	$14,662
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	7,958
WRT-Elad / One South State St (1 Equity Investment)	50%	Retail / Office	942,000	23,447
Vintage Housing Holdings	Var	Multifamily	4,655 Units	31,801
Mentor Retail LLC (1 Equity Investment)	50%	Retail	7,000	568
701 Seventh WRT Investors	61%	Development	120,000	29,038
WRT-Fenway Wateridge	50%	Offive	62,000	1,558

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Offic	62,000	6,108

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191	$26,775	$34,079	$25,681	$33,700
Total securities carried at fair value	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191	$26,775	$34,079	$25,681	$33,700

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net unrealized gain (loss)	$1,718	$(338)	$3,484	$(879)	$5,096

Net realized gain (loss)	$(102)	$-	$-	$15	$26

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Mar 31, 2013	Par Value		Maturity Date (3)
Loans Receivable
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000%	(5)	20,101	20,000		10/05/13	-
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		5,573	7,664		10/06/14	107,293
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	-
Rennaisance	Dec-11	Retail/ Multi Fam	Atlanta	GA	Mezz	LIBOR +	12.000%	(7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		27,323	29,757		01/01/15	-
Fenway Shea	Apr-12	Office	Phoenix	AZ	Whole	Fixed	12.000%		2,273	2,250		04/05/15	-
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	14.250%		10,323	10,250		01/23/15	80,300
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		687	683		06/01/15	-
Queensridge Towers	Nov-12	Multifamily	Las Vegas	NV	Whole	LIBOR +	11.500%		28,976	28,653		11/15/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		342	1,488		05/01/16	16,560
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,013	11,077		07/11/16	247,538
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,648	5,115		09/06/16	84,199
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		1,972	2,846		01/06/17	28,775
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,719	3,501		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,512	2,497		09/10/17	-
					Total Loans Receivable				$130,212	$138,531
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$11	$1,130		03/09/14	$1,232,004
			Total Loan Securities Carried at Fair Value						$11	$1,130
Equity Investment Loan Assets (8,9)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$8,472	$9,400	(6)	08/06/14	$400,000
10 Metrotech	Var 2012	Office	Brooklyn	NY	Whole	Fixed	9.000%		10,823	13,320		08/06/14	-
				Total Loan Assets of Equity Investments					$19,295	$22,720

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (Unaudited, continued)

Notes to Schedule of Loan Assets
(1)
Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2)	Carrying amount of loans receivable includes accrued interest of $1,176,000 and cumulative accretion of $716,000 at March 31, 2013.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5)	Libor floor of 3%.
(6)	Par Value represents the borrowers discounted payoff option (DPO) amount.
(7)	Libor floor of 2%.
(8)	Does not include the Trust's equity interests in Concord and RE CDO Management.
(9)	The loan asset carrying amount presented is at the Trust's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Rents and reimbursements
Minimum rent	$14,444	$12,482	$11,349	$10,046	$9,637
Deferred rents (straight-line)	287	335	486	1,030	1,446
Recovery income	1,036	742	1,818	1,152	1,143
Above and below market rents	(23)	112	101	102	102
Less:
Lease concessions and abatements	(565)	(521)	(419)	480	(248)
Total rents and reimbursements	15,179	13,150	13,335	12,810	12,080

Rental property expenses
Property operating	4,930	4,131	3,624	3,561	4,350
Real estate taxes	946	1,284	1,268	989	1,224
Total rental property expenses	5,876	5,415	4,892	4,550	5,574

Net operating income (1)
from consolidated properties	$9,303	$7,735	$8,443	$8,260	$6,506

(1) See definition of non-GAAP measure of Net Operating Income on page 37 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)
	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$5,170	$5,955	$3,410	$5,472	$5,232
REIT Securities	150	150	312	306	286
Total Interest, Dividends and Discount Accretion	$5,320	$6,105	$3,722	$5,778	$5,518

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$4,454	$3,607	$2,985	$2,746	$2,399
Accretion of loan discount	716	2,348	425	2726	2,833
Interest and dividends on REIT securities	150	150	312	306	286
Total Interest, Dividends and Discount Accretion	$5,320	$6,105	$3,722	$5,778	$5,518

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA
March 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$16,077	$80	Fee	$15,104	10/2013 5.65%
Cerritos, CA	2012	100%	187,000	74	Marina Medical Billing (2018)	44,000	21,396	114	Fee	23,000	01/2017 5.07%
Chicago, IL (One East Erie)	2005	100%	126,000	93%	The Gettys Group (2012/2016)	13,000	21,060	167	Fee	20,112	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	49%	ITAV (2024/2029)	35,000	14,616	58	Fee	8,700	04/2015 6.25%
					MFS/Worldcom (2019/2023)	60,000
Deer Valley, AZ	2010	100%	82,000	96%	United Healthcare (2017/2027)	42,000	10,410	127	Fee	(1)	(1)
					Premier Research (2016/2026)	14,000
					Southwest Desert Cardiology (2022/2037)	9,000
Englewood, CO Crossroads I	2010	100%	118,000	91%	Hitachi Data (2024)	53,000	7,505	64	Fee	(1)	(1)
					RGN-Denver LLC (2015/ 2025)	17,000
Englewood, CO Crossroads II	2010	100%	118,000	100%	TIC Holdings (2019 / 2044)	74,000	10,294	87	Fee	(1)	(1)
Houston, TX	2004	31%	614,000	100%	Spectra Energy (2018/2028)	614,000	56,529	92	Fee	50,896	04/2016 6.15%
Lisle, IL	2006	100%	169,000	82%	United Healthcare (2014/ n/a)	41,000	19,206	114	Fee	5,752	10/2014 Libor+2.5%
Lisle, IL	2006	100%	67,000	1%	No tenants over 10%	-	5,265	79	Fee	-	-
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,694	68	Fee	5,524	03/2017 5.55%
New York, NY (450 West 14th)	2011	70%	105,000	82%	Alice + Olivia (2021/2031)	27,000	57,994	552	Ground Lease	51,982	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,670	53	Ground Lease	37,426	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,065	92	Fee	10,778	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,806	52	Ground Lease	(1)	(1)
1515 Market Street	2012	89%	511,000	76%	n/a	n/a	42,996	84		71,697	02/1/2016 7.5%
Subtotal - Office			3,035,000				314,583			300,971

(Continued on next page)

WINTHROP REALTY TRUST
 SELECTED PROPERTY DATA
March 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,923	Ground Lease	(1)	(1)
Denton, TX	2004	100%	46,000	100%	Diesel Fitness (2016) Harbor Freight Tools (2022 / 2037)	29,00017,000	1,766	Fee	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,005	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,528	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,720	Fee	(1)	(1)

Subtotal Retail			252,000				10,942
Residential
Meriden, CT	2010	100%	180 units	94%	n/a	n/a	23,454	Fee	21,000	11/2022 3.95%
Memphis, TN	2012	100%	320 units	93%	n/a	n/a	20,728	Fee	13,337	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	92%	n/a	n/a	18,181	Fee	13,600	8/2016 6.22%
Subtotal Residential							62,363
Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	558,000	10,341	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	-	5,691	Fee	-	-
Subtotal - Other			640,000				16,032
Total Consolidated Properties			3,509,000				$403,920		$348,908

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.
Notes to Consolidated Properties - Selected Data
(1)     These properties collateralize our revolving line of credit, which had a balance of $0 at March 31, 2013.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to the Trust by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with the Trust.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA
March 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	77%	No tenants over 10%	-	8,021	Fee	6,918	09/2017 LIBOR + 2.25%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	63%	North American Medical Mgmt (2015/2020)	23,200	2,180	Fee	4,408	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	90%	No tenants over 10%	-	1,964	Fee	5,470	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	89%	Consumer Portfolio (2014/2019)	18,900	2,497	Fee	8,916	10/2019 4.30%
					UroPartners LLC (2015/ n/a)	14,500
Total Marc Realty Portfolio			665,000				$14,662		$25,712
Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	70%	Original Mattress (2020/2025)	57,000	$7,970	Fee	$13,737	09/2015 Libor +5.35% (3)
Atlanta, GA (Newmarket)	2008	68%	470,000	50%	No tenants over 10%	-	-	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	84%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000				$7,970		$124,737

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$568	Fee	$2,497	09/2017 10%
WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	83%	Target (2038 /2063)	147,000	$23,447	Fee	$106,412	02/2015 11%
					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2014/2016)	243,000
			942,000				$23,447		$106,412
701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	120,000		N/A		$29,038	Fee	$375,000	10/1/2015 Libor +10.2 (4)
New York, NY
WRT-Fenway Wateridge - Equity Investment in Operating Property
Parkway San Diego, CA	2012	50%	62,000	94%	Verint Americas (2018/n/a)	6,500	$1,558		$-
					Flores Lund (2017/n/a)	10,000
					Quidel Corp (2013/n/a)
					Verizon Wireless (2013/n/a)
			62,000				$1,558		$-

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (continued)
March 31, 2013
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	94%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	97%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	99%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	93%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	94%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	98%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	93%	Fee
Holly Village Apartments	Everett, WA	2011	149	98%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	98%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	99%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	96%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	98%	Fee
The Bluffs Apartments	Reno, NV	2011	300	94%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	96%	Fee
Vintage at Bend	Bend, OR	2011	106	98%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	92%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	97%	Fee
Vintage at Everett	Everett, WA	2011	259	98%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	95%	Fee
Vintage at Napa	Napa, CA	2011	115	95%	Fee
Vintage at Richland	Richland, WA	2011	150	95%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	96%	Fee
Vintage at Spokane	Spokane, WA	2011	287	94%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	98%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	95%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
Quilceda Creek		2012	204	under construction	Fee
			830
Total - Vintage Housing Portfolio			5,485	units
(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
March 31, 2013
(In thousands, except for square footage, unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	Equity Investment		Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 25 )	2005		665,000	$14,662		$25,712	(6)
Sealy Portfolio (from Page 25)	2006-2008		2,097,000	7,958		124,737	(6)
Mentor Retail LLC (from Page 25)	2012		7,000	568		2,497	(6)
WRT-Elad / One South State Equity (from Page 25)	2012		942,000	23,447		106,412	(6)
Vintage Portfolio (from page 26)	2011		4,655 units	31,801	(5)	252,470	(6)
701 Seventh Avenue (from page 25)	2012		120,000	29,038		375,000	(6)
Wateridge (from page 25)	2012		62,000	1,558		-
Total Equity Investment Operating Properties				109,032		$886,828

Loan Asset Equity Investments
SoCal Office Portfolio Loan LLC	2011	50%		8
WRT-Stamford LLC	2012	20%		8,636
10 Metrotech Loan LLC	2012	33%		10,845

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		3,953	(7)
CDH CDO LLC	2012	50%		652	(7)
RE CDO Management LLC	2011	50%		1,098
Total Equity Investments				$134,224

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) An interest rate swap agreement with a notional amount of $5,470 effectively converts the interest rate to a fixed rate of 4.78%.
(3) An interest rate cap was purchased that caps Libor at 1%.
(4) There is a Libor floor of 1%
(5) The Vintage equity investment of $31,801 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(6) See Equity Investments debt details on pages 33 and 34.
(7) Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Three Months Ended March 31, 2013
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	296,000	$321	$22	$10	$289	$-	-	$-	$98	$-	$191
Office	100.0%	12	1,591,000	6,157	1,703	360	4,094	1,673	(7)	-	2,020	-	394
Residential	100.0%	2	784 units	2,100	839	293	968	458	(4)	-	881	-	(375)
Other	100.0%	2	640,000	601	164	47	390	-	-	-	160	-	230
		22	2,527,000	9,179	2,728	710	5,741	2,131	(11)	-	3,159	-	440
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	769	322	94	353	127	-	-	164	24	38
Houston, TX (Multiple LP's)	31.0%	1	614,000	1,405	2	-	1,403	817	(11)	-	726	(123	(28)
Lisle, IL (Marc Realty)	60.0%	1	54,000	206	76	23	107	80	-	-	39	(5	(7)
New York, NY (450 W 14th St)	70.0%	1	105,000	1,759	992	194	573	458	152	-	634	(495	128
Philadelphia, , PA 1515 Market	49.0%	1	511,000	1,861	810	264	787	893	174		452	(196	(188)
		5	1,537,000	6,000	2,202	575	3,223	2,375	315	-	2,015	(795	(57)
Total Consolidated Properties		27	4,064,000	$15,179	$4,930	$1,285	$8,964	$4,506	$304	$-	$5,174	$(795	$383
Line of Credit interest expense								156
Interest expense related to Senior notes								1,671
Interest expense WRT Lender								579
1515 Market interest expense reversed for consolidated statement								(880)
Total								$6,032

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 37 of the supplemental package.
(2)  The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Three Months Ended March 31, 2013
(In thousands, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	4	655,000	2,663	1,194	473	996	315	(10)	734	(63)	(31)
Sealy Venture Portfolio	3	2,097,000	3,339	854	433	2,052	3,066	(31)	1,448	(2,493)	(146)
Mentor Retail	1	7,000	142	5	20	117	65	(2)	16	34	17
WRT-Elad (2)	1	942,000	6,404	1,402	900	4,102	4,378	(31)	2,649	(2,956)	443
Vintage Portfolio (2)	27	4,655 units	10,459	4,392	151	5,916	335	1,333	2,756	4,158	1,921
Wateridge (2)	1	62,000	228	46	3	179	-	(15)	153	11	36
Total Equity Investment Operating Properties	37	3,701,000	$23,235	$7,893	$1,980	$13,362	$8,159	$1,244	$7,756	$(1,309)	2,240

				Marc Realty Portfolio - Amortization of basis differential (3)							(29)
				WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment							(13)
				RE CDO Management - Winthrop's share of net income from equity investment							3,770
				CDH CDO - Winthrop's share of net income from equity investment							630
				Concord Debt Holdings - Winthrop's share of net income from equity investment							49
				701 7th Avenue							697
				WRT-SoCal Lender - Winthrop's share of net income from equity Investment							-
				Stamford / Mack-Cali - Winthrop's share of net income from equity investment							221
				10 Metrotech- Winthrop's share of net income from equity investment							304
				Equity in loss of equity investments							$7,869

(1) See definition of Net Operating Income on page 37 of the supplemental package.
(2) Operating results lag 30 days.
(3) This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2013	Coupon	2013 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	$15,104	5.650%	$15,104	10/2013	$14,822
Chicago, IL / River City	8,700	5.500%	128	04/2015	8,346
Chicago, IL / Ontario	20,112	5.750%	255	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	17,096	7.500%	3,695	04/2016	-
Greensboro, NC	13,600	6.220%	-	08/2016	13,600
Cerritos, CA	23,000	5.070%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,524	5.550%	54	03/2017	5,206
Orlando, FL	37,426	6.400%	443	07/2017	34,567
Plantation, FL	10,778	6.483%	93	04/2018	10,046
Meriden, CT	21,000	3.950%	-	11/2022	17,704
Total mortgage loans payable /Wtd Avg	206,140	5.747%	19,772		180,164	3.90

Non-recourse secured financing
San Marbeya A Participation	15,150	4.850%	-	01/2015	15,150

Senior notes payable	86,250	7.750%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	307,540	6.264%	19,772		281,564	5.33
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,337	3.00%	221	08/2014	12,928
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,752	2.70%	-	10/2014	5,752
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,982	3.50%	-	05/2016	51,982
	71,071	3.342%	221		70,662	2.63

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.250%	-	10/2013	14,000

Recourse secured financing
Queensridge (LIBOR + 4.0%)	13,653	4.200%	-	11/2014	13,653

Total Floating Rate Debt/ Wtd Avg	98,724	3.590%	221		98,315	2.15
Total Consolidated Debt/Wtd Avg	$406,264	5.614%	$19,993		$379,879	4.57

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2013		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	$74,000		5.77%	05/01/12	(6)
Sealy - Newmarket, Atlanta, GA	37,000		6.12%	11/01/16	(6)
Marc Realty - 4415 West Harrision, Hillside, IL	4,408		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,470		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	8,916		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Elad - One South State Street	106,412		11.00%	02/01/15
VHH - Agave Associates	2,500		3.50%	12/15/36
VHH - Bouquet Canyon Seniors	10,980		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.68%	06/15/40
VHH - Elk Creek Apartments	7,340		6.54%	11/01/39
VHH - Falls Creek Apartments	8,315		6.26%	12/01/40
VHH - Hamilton Place Seniors	90		5.88%	07/01/14
VHH - Heritage Place Apartments	1,766		8.37%	07/19/15
VHH - Heritage Place Apartments	502		1.00%	05/01/39
VHH - Vintage at Mt. Vernon (3)	7,500		5.23%	01/15/37
VHH - Vintage at Mt. Vernon (4)	1,040		5.98%	01/15/37
VHH - Vintage at Napa	6,009		6.21%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.70%	09/15/39
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Twin Ponds Apartments	1,268		6.20%	01/01/38
VHH - Vintage at Vancouver	620		8.12%	01/01/35
VHH - Vista Sonoma Seniors Apts	9,983		6.56%	01/01/32
Total Fixed Rate Debt	$319,694	Wtd Avg	7.56%		Wtd Avg	7.0

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,470 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $7,925 effectively converts the interest rate to a fixed rate of 4.68%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.23%.
(4) An interest rate swap agreement with a notional amount of $1,010 effectively converts the interest rate to a fixed rate of 5.98%.
(5) An interest rate swap agreement with a notional amount of $14,410 effectively converts the interest rate to a fixed rate of 5.70%.
(6) Currently negotiating restructure of loan with special servicer.
(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – DEBT SUMMARY (continued)
Three Months Ended March 31, 2013
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2013	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,737	LIBOR +	5.56%	5.56%	09/01/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	6,918	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY (4)	375,000	LIBOR +	10.20%	11.20%	10/01/15
VHH - Agave Associates	14,600	SIFMA +	1.17%	1.29%	10/15/36
VHH - Vintage at Bend	5,500	SIFMA +	1.20%	1.32%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.09%	1.21%	03/15/33
VHH - Vintage at Burien	6,780	SIFMA +	1.47%	1.59%	01/15/38
VHH - Vintage at Everett	16,395	SIFMA +	1.44%	1.56%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.62%	1.74%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.43%	1.55%	07/01/33
VHH - Holly Village Apartments	6,995	SIFMA +	1.44%	1.56%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.40%	1.52%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.76%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,312	SIFMA +	0.43%	0.55%	12/31/37
VHH - Vintage at Sequim	6,287	SIFMA +	2.30%	2.42%	03/01/38
VHH - Silver Creek Apartments	12,875	SIFMA +	1.66%	1.78%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.37%	1.49%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA +	1.37%	1.49%	10/15/35
VHH - The Bluffs Apartments	18,600	SIFMA +	1.38%	1.50%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.60%	1.72%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.28%	01/01/35
Total Floating Rate Debt	567,134		Wtd Avg	8.70%	Wtd Avg	9.0
Total Joint Venture Debt	$886,828		Wtd Avg	7.89%	Wtd Avg	8.3

Notes to Floating Rate Debt Schedule:
(1) LIBOR rate used to determine coupon on floating rate debt at March 31, 2013 was 0.2037%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at February 28, 2013 on the Vintage debt was 0.11%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) Interest rate floor of 4.25%.
(4) Interest rate floor of 1%

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2013	41,000	4%	$590,000	$14.39
2014	126,000	13%	2,289,000	18.17
2015	64,000	7%	1,273,000	19.89
2016	83,000	9%	1,313,000	15.82
Thereafter	623,000	67%	15,795,000	25.35

Consolidated Single Tenant Operating Properties:
2013	200,000	9%	$2,016,000	$10.08
2014	54,000	2%	840,000	15.56
2015	660,000	31%	1,278,000	1.94
2016	88,000	4%	382,000	4.34
Thereafter	1,143,000	54%	14,694,000	12.86

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2013	2012	2012	2012	2012

NOI from consolidated properties (1)(4)	$9,303	$7,735	$8,443	$8,260	$6,506
Less:
Interest expense	(6,032)	(6,056)	(4,430)	(3,447)	(3,725)
Depreciation and amortization	(5,174)	(4,794)	(4,842)	(4,394)	(3,636)
(Income) loss attributable to non-controlling interest	795	(188)	(939)	473	901
WRT share of income (loss) from consolidated properties (2)(4)	(1,108)	(3,303)	(1,768)	892	46

Equity in income (loss) of equity investments (3)	7,869	792	12,644	586	424

Add:
Interest, dividends and discount accretion	5,320	6,105	3,722	5,778	5,518
(Loss) gain on sale of loan securities carried at fair value	(102)	614	-	-	-
Earnings from preferred equity investments	202	-	-	-	-
Unrealized gain (loss) on loan securities carried at fair value	-	-	371	(88)	164
Unrealized gain (loss) on securities carried at fair value	1,718	(338)	3,113	(791)	4,932
Gain on loan securities carried at fair value	-	-	-	15	26
Gain on sale of equity investment	-	-	165	232	-
Interest and other income	70	266	242	90	102
Income from discontinued operations	2,913	(8)	(188)	51	78

Less:
Income attributable to Series D preferred shares	(2,787)	(2,787)	(2,786)	(2,787)	(925)
Amount allocated to restricted shares	(2)	-	-	-	-
General and administrative	(847)	(3,425)	(3,098)	(3,081)	(2,910)
Related party fees	(2,266)	-	-	-	-
Transaction costs	(6)	(87)	(30)	(183)	(121)
State and local tax expense	(17)	(21)	(65)	(143)	(6)
Loss on extinguishment of debt	-	(121)	-	-	-
Impairment loss on investment in real estate	-	(2,562)	-	-	-
Net income attributable to Common Shares	$10,957	$(4,875)	$12,322	$571	$7,328

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the three months ended March 31, 2013 on Page 30 of the supplemental package.
(3) See detail for the three months ended March 31, 2013 on Page 31 of the supplemental package.
(4) See definitions for non-GAAP measures on page 37 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

WINTHROP REALTY TRUST
SUPPLEMENTAL DEFINITIONS (Continued)

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Ryan Bennett	Barclays Capital	(212) 526-5309 ryan.bennett@barclayscapital.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Ryan Meliker	MLV & Co.	(646)-556-9184 rmeliker@mlvco.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.